UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2026

NOODLES & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D
Broomfield,	CO	80021
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	NDLS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 24, 2026, Mr. Robert Hartnett and Ms. Mary Egan, each a Class I member of the Board of Directors (the "Board") of Noodles & Company, Inc. (the "Company"), notified the Board of their decisions not to stand for re-election at the Company's 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Hartnett and Ms. Egan will continue to serve on the Board until the Annual Meeting. Mr. Hartnett will continue to serve as Chair of the Compensation Committee and as a member of the Audit Committee and Ms. Egan will continue to serve as Chair of the Nominating and Corporate Governance Committee and as a member of the Compensation Committee, until the Annual Meeting. Their decision to not stand for re-election at the Annual Meeting was not the result of any disagreement with management or the Board or related to the Company's operations, policies, or practices. The Company's management team and the Board would like to extend their gratitude to both Mr. Hartnett and Ms. Egan for their service on the Board.

In connection with the voluntary decisions by Mr. Hartnett and Ms. Egan not to stand for re-election, the Board voted to decrease the size of the Board from nine members to seven members effective as of the Annual Meeting. The Board believes this better aligns with the size and complexity of the Company at this time.

In order to rebalance the three classes of the Board, which must be nearly equal in size, also on March 24, 2026, Mr. Lynch was nominated by the Board to be elected by the Company's stockholders as a Class I director at the Annual Meeting and he agreed to resign as a Class III member of the Board, effective and contingent upon such election.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

DATE: March 27, 2026	By:	/s/ Mike Hynes
	Name:	Mike Hynes
	Title:	Chief Financial Officer